Exhibit 99.3

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Paul D. Koonce, Chief Executive Officer - Transmission of Virginia Electric and Power Company (the Company), certify that:

  the Quarterly Report on Form 10-Q of the Company to which this certification is an exhibit for the quarter ended March 31, 2003 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)).
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of March 31, 2003 and for the period then ended.

/s/ Paul D. Koonce Paul D. Koonce Chief Executive Officer - Transmission May 9, 2003

A signed original of this written statement required by Section 906 has been provided to Virginia Electric and Power Company and will be retained by Virginia Electric and Power Company and furnished to the Securities and Exchange Commission or its staff upon request.